                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                         MONTHLY OPERATING REPORT
    File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.


                                                                             DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.           ATTACHED       ATTACHED
-------------------------------------------               --------           --------     -----------
Debtor Affirmations                                       MOR - 1              Yes
Schedule of Cash Receipts and Disbursements               MOR - 2              Yes
Bank Account Reconciliations                              MOR - 2              Yes
Statement of Operations                                   MOR - 3              Yes
Balance Sheet                                             MOR - 4              Yes
Status of Postpetition Taxes                              MOR - 5              Yes
Summary of Unpaid Postpetition Debts                      MOR - 5              Yes
Listing of aged accounts payable                          MOR - 5              Yes
Schedule of Insurance - Listing of Policies               MOR - 6              Yes



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.



JACOBSON STORES, INC.
-----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                               12/5/2002
-----------------------------------------                       ------------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                   Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                               TRUE     FALSE
-----------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                            X
-----------------------------------------------------------------------------------------------
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                   X
-----------------------------------------------------------------------------------------------
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                X
-----------------------------------------------------------------------------------------------

Additional Explanation (if necessary):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-----------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                             12/5/2002
-----------------------------------                           -----------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                 CUMULATIVE
                                                 BANK ACCOUNTS                                   FILING TO
                                                                             CURRENT MONTH          DATE
                                     OPERATING                                  ACTUAL             ACTUAL
------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH              $  -     $  -       $  -      $  -   $18,419,556.08    $ 4,655,262.26
============================================================================================================
============================================================================================================
RECEIPTS                               SEE ATTACHED SCHEDULE A
------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                        -        -          -         -       21,672,997       536,581,488
------------------------------------------------------------------------------------------------------------
INTEREST INCOME                           -        -          -         -           18,799            54,490
------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.      -        -          -         -            4,604         1,433,819
------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX             -        -          -         -        1,120,527        87,262,187
------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                     -        -          -         -                -        42,120,269
------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM
LIQUIDATORS                               -        -          -         -       21,745,186       134,110,412
------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET               -        -          -         -                -       163,221,961
------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                  -        -          -         -                -            32,954
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                             -        -          -         -           36,919         4,508,506
------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                    -        -          -         -         (156,910)      103,469,680
------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                    -        -          -         -           18,283           287,173
------------------------------------------------------------------------------------------------------------
CORPORTE INCOME TAX REFUND                -        -          -         -                -         2,851,536
------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                         $  -     $  -       $  -      $  -   $   44,460,404    $1,075,934,475
============================================================================================================

============================================================================================================
DISBURSEMENTS                          SEE ATTACHED SCHEDULE A
------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                        -        -          -         -       21,679,599       539,019,988
------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS         -        -          -         -          358,845        15,444,262
------------------------------------------------------------------------------------------------------------
PAYROLL                                   -        -          -         -          570,197        43,254,799
------------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS         -        -          -         -        1,314,520        36,818,422
------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                           -        -          -         -        5,009,545       124,910,047
------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS             -        -          -         -          107,778        14,639,307
------------------------------------------------------------------------------------------------------------
REVOLVER FEES AND INTEREST - FLEET        -        -          -         -                -         5,421,961
------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE      -        -          -         -                -       257,525,534
------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                          -        -          -         -          135,491         2,073,596
------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS            -        -          -         -          623,258         7,415,040
------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX PAYMENTS             -        -          -         -           30,000            60,000
------------------------------------------------------------------------------------------------------------
BANK FEES                                 -        -          -         -           11,718           374,892
------------------------------------------------------------------------------------------------------------
RETURN ITEMS                              -        -          -         -            9,315           529,684
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                             -        -          -         -            7,499            80,009
------------------------------------------------------------------------------------------------------------
                                          -        -          -         -                -                 -
------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                 $  -     $  -       $  -      $  -       29,857,765     1,047,567,542
============================================================================================================

============================================================================================================
NET CASH FLOW                          $  -     $  -       $  -      $  -   $   14,602,639    $   28,366,933
============================================================================================================

============================================================================================================
CASH - END OF MONTH                    $  -     $  -       $  -      $  -   $   33,022,195    $   33,022,195
============================================================================================================

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
========================================================================================
TOTAL DISBURSEMENTS                                                         $ 29,857,765
----------------------------------------------------------------------------------------
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                         $ 21,679,599
----------------------------------------------------------------------------------------
   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                       $          -
   =====================================================================================
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES             $  8,178,166
========================================================================================

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                              COMERICA BANK
                                         -------------------------------------------------------------------------------------------
                                            PAYROLL          FLEX           VEBA          CONCENTR.       FUNDING           A/R
                                          1851132363      1840425811     1840427643      1149003715     1850803196      1840422354
                                         -------------------------------------------------------------------------------------------
Cash - Beg                               $    282,816    $      2,614   $    161,753    $    644,786   $    370,174     $         -
                                         -------------------------------------------------------------------------------------------
Receipts
                                         -------------------------------------------------------------------------------------------
Internal Transfers                            200,180           8,355        544,323       7,584,798        126,332          12,186
                                         -------------------------------------------------------------------------------------------
Interest Income                                     -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Accounts Receivable - Credit/Collections            -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Accounts Receivable - Lockbox                       -               -              -         403,219              -               -
                                         -------------------------------------------------------------------------------------------
Retail Cash/Check Sales & J-Card Store
                                         -------------------------------------------------------------------------------------------
Payments                                            -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Asset Dispositions & Payments from
                                         -------------------------------------------------------------------------------------------
Liquidators                                         -               -              -               -     21,745,186               -
                                         -------------------------------------------------------------------------------------------
Revolver Borrowings - Fleet                         -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Return Items Redeposited                            -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Misc Deposits/Credits                               -               -              -               -         36,919               -
                                         -------------------------------------------------------------------------------------------
Bankcard Receipts                                   -               -              -               -         (1,375)              -
                                         -------------------------------------------------------------------------------------------
Employee Benefit Plans - Payments from
                                         -------------------------------------------------------------------------------------------
Providers                                           -               -         18,283               -              -               -
                                         -------------------------------------------------------------------------------------------
Corporate Income Tax Refund                         -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Total Receipts                           $    200,180    $      8,355   $    562,607    $  7,988,016   $ 21,907,061    $     12,186
                                         ===========================================================================================
Disbursements
                                         -------------------------------------------------------------------------------------------
Internal Transfers                                  -               -              -       1,151,695     19,680,904               -
                                         -------------------------------------------------------------------------------------------
Electronic Payroll Tax / Withholding
                                         -------------------------------------------------------------------------------------------
Payments                                            -               -              -         310,916         47,929               -
                                         -------------------------------------------------------------------------------------------
Payroll                                       471,531               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Payments/Transfers to Liquidators                   -               -              -               -      1,314,520               -
                                         -------------------------------------------------------------------------------------------
Vendor Payments                                     -               -              -       4,853,994        155,551               -
                                         -------------------------------------------------------------------------------------------
Electronic Sales Tax Payments                       -               -              -               -        107,778               -
                                         -------------------------------------------------------------------------------------------
Revolver Fees and Interest - Fleet                  -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Receipts applied to Revolver Balance -
Fleet                                               -               -              -               -              -               -
                                         -------------------------------------------------------------------------------------------
Customer Refunds                                    -               -              -               -              -          11,772
                                         -------------------------------------------------------------------------------------------
Employee Benefit Plan Payments                      -           8,027        615,231               -              -               -
                                         -------------------------------------------------------------------------------------------
Corporate Income Tax Payments                       -               -              -               -         30,000               -
                                         -------------------------------------------------------------------------------------------
Bank Fees                                           -             193              -           9,884              -               -
                                         -------------------------------------------------------------------------------------------
Return Items                                        -               -              -           5,735          2,730               -
                                         -------------------------------------------------------------------------------------------
Miscellaneous                                       -               -              -           3,895          2,861             414

                                         -------------------------------------------------------------------------------------------
Total Disbursements                      $    471,531    $      8,219   $    615,231    $  6,336,119   $ 21,342,273    $     12,186
                                         ===========================================================================================
Net Cash Flow                            $   (271,351)   $        136   $    (52,625)   $  1,651,898   $    564,789              $-
                                         ===========================================================================================
Cash End of Month                        $     11,465    $      2,750   $    109,128    $  2,296,684   $    934,963              $-
                                         -------------------------------------------------------------------------------------------




                                         -----------------------------     1ST UNION         FLEET
                                               REFUND      COLLATERAL       PAYROLL         CUSTOMER     CURRENT MONTH
                                             1850553791    1851359800       2912149        9419400055        ACTUAL
                                         -----------------------------------------------------------------------------
Cash - Beg                                   $        -   $    126,830    $     89,314    $ 16,741,269    $ 18,419,556
                                         -----------------------------------------------------------------------------
Receipts
                                         -----------------------------------------------------------------------------
Internal Transfers                              123,823              -          58,692      13,014,307      21,672,997
                                         -----------------------------------------------------------------------------
Interest Income                                       -              -               -          18,799          18,799
                                         -----------------------------------------------------------------------------
Accounts Receivable - Credit/Collections              -          4,604               -               -           4,604
                                         -----------------------------------------------------------------------------
Accounts Receivable - Lockbox                         -        717,308               -               -       1,120,527
                                         -----------------------------------------------------------------------------
Retail Cash/Check Sales & J-Card Store
                                         -----------------------------------------------------------------------------
Payments                                              -              -               -               -               -
                                         -----------------------------------------------------------------------------
Asset Dispositions & Payments from
                                         -----------------------------------------------------------------------------
Liquidators                                           -              -               -               -      21,745,186
                                         -----------------------------------------------------------------------------
Revolver Borrowings - Fleet                           -              -               -               -               -
                                         -----------------------------------------------------------------------------
Return Items Redeposited                              -              -               -               -               -
                                         -----------------------------------------------------------------------------
Misc Deposits/Credits                                 -              -               -               -          36,919
                                         -----------------------------------------------------------------------------
Bankcard Receipts                                     -              -               -        (155,534)       (156,910)
                                         -----------------------------------------------------------------------------
Employee Benefit Plans - Payments from
                                         -----------------------------------------------------------------------------
Providers                                             -              -               -               -          18,283
                                         -----------------------------------------------------------------------------
Corporate Income Tax Refund                           -              -               -               -               -
                                         -----------------------------------------------------------------------------
Total Receipts                             $    123,823   $ 721,912.34    $     58,692    $ 12,877,572    $ 44,460,404
                                         =============================================================================
Disbursements
                                         -----------------------------------------------------------------------------
Internal Transfers                                    -        847,000               -               -      21,679,599
                                         -----------------------------------------------------------------------------
Electronic Payroll Tax / Withholding
                                         -----------------------------------------------------------------------------
Payments                                              -              -               -               -         358,845
                                         -----------------------------------------------------------------------------
Payroll                                               -              -          98,667               -         570,197
                                         -----------------------------------------------------------------------------
Payments/Transfers to Liquidators                     -              -               -               -       1,314,520
                                         -----------------------------------------------------------------------------
Vendor Payments                                       -              -               -               -       5,009,545
                                         -----------------------------------------------------------------------------
Electronic Sales Tax Payments                         -              -               -               -         107,778
                                         -----------------------------------------------------------------------------
Revolver Fees and Interest - Fleet                    -              -               -               -               -
                                         -----------------------------------------------------------------------------
Receipts applied to Revolver Balance -
Fleet                                                 -              -               -               -               -
                                         -----------------------------------------------------------------------------
Customer Refunds                                123,719              -               -               -         135,491
                                         -----------------------------------------------------------------------------
Employee Benefit Plan Payments                        -              -               -               -         623,258
                                         -----------------------------------------------------------------------------
Corporate Income Tax Payments                         -              -               -               -          30,000
                                         -----------------------------------------------------------------------------
Bank Fees                                             -            374             670             596          11,718
                                         -----------------------------------------------------------------------------
Return Items                                          -            850               -               -           9,315
                                         -----------------------------------------------------------------------------
Miscellaneous                                       104            226               -               -           7,499

                                         -----------------------------------------------------------------------------
Total Disbursements                        $    123,823   $    848,450    $     99,337    $        596    $ 29,857,765
                                         =============================================================================
Net Cash Flow                              $          -   $   (126,538)   $    (40,645)   $ 12,876,976    $ 14,602,639
                                         =============================================================================
Cash End of Month                          $          -   $        292    $     48,669    $ 29,618,245    $ 33,022,195
                                         -----------------------------------------------------------------------------

SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET

Total Cash Per Schedule A TOTAL (previous page):                                                                 $  33,022,195

Less: Reconciling items/entries needed per Bank Recs**                                                               2,233,890

Add: Bank Overdraft Reclass Entry                                                                                          -

Add: Cash Funds not included in Bank Account
Schedule
0001-901-XXX                                      Petty Cash not in bank acct schedule         3,500
0001-903-XXX                                      Store Till Funds not in bank acct schedule     -
0001-912-XXX                                      Discover Cards                                 -
0001-913-XXX                                      American Express                               -
0001-995-XXX                                      Visa/MC                                        -
                                                                                               -----
                                                                                                                         3,500

Rounding adjustment                                                                                                        415
                                                                                                                 -------------
Total Cash Per Balance Sheet                                                                                     $  35,260,000
                                                                                                                 =============

** This includes all "Bank Rec_Sch.B" tab reconciling items

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                              BANK RECONCILIATION

JACOBSON STORES, INC.

------------------------------------------------------------------------------------------------------
                                                               BANK ACCOUNTS
======================================================================================================
BALANCE PER BOOKS            $                 -        $        -        $          -      $        -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Bank Balance                 SEE ATTACHED SCHEDULE B                                 -               -
------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit                      -                 -                   -               -
------------------------------------------------------------------------------------------------------
Less: Outstanding Checks                       -                 -                   -               -
------------------------------------------------------------------------------------------------------
Other                                          -                 -                   -               -
------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE        $                 -        $        -        $          -      $        -
======================================================================================================



OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE
                                                                                    COMERICA BANK
                                                    --------------------------------------------------------------------------------
                                                       PAYROLL          FLEX            VEBA          CONCENTR.       FUNDING
                                                     1851132363      1840425811      1840427643      1149003715      1850803196
------------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                   $     (3,563)   $     (5,019)   $    (67,514)   $  1,338,949    $  4,442,515
                                                    ================================================================================
Bank Balance                                              11,465           2,750         109,128       2,296,684         934,963
                                                    --------------------------------------------------------------------------------
Plus: Deposits in Transit - Booked Not Banked                  -               -               6               -       3,690,032
                                                    --------------------------------------------------------------------------------
Less: Outstanding Checks/Wire Transfers                 (133,946)         (7,139)        (93,237)       (772,406)              -
                                                    --------------------------------------------------------------------------------
Less: Outstanding Internal Transfers                     118,928               -               -        (276,078)       (178,223)
                                                    --------------------------------------------------------------------------------
Less: Deposits in Transit - Banked not Booked                  -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Misposted Entries                                              -               -         (83,618)         87,874          (4,256)
                                                    --------------------------------------------------------------------------------
Checks issued not on Books                                     -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Interest Income not on Books                                   -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Return of Direct Deposit Funds not on Books                    -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Checks Cleared not O/S on Books                                -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Overdraft Charges not on Books                                 -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Returned Items                                                 -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Interest Expense not on Books                                  -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Bank Fees/Debits not on Books                                  -             193               -               -               -
                                                    --------------------------------------------------------------------------------
Misc Deposit/Credit not on Books                               -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Bankcard Fees not on Books                                     -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Bankcard Debits on Books not Bank                              -               -               -               -               -
                                                    --------------------------------------------------------------------------------
Misc variance                                                (11)           (822)            206           2,876               -
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
Adjusted Bank Balance                               $     (3,563)   $     (5,019)   $    (67,514)   $  1,338,949    $  4,442,515
------------------------------------------------------------------------------------------------------------------------------------




                                                                                            1ST UNION       FLEET          TOTAL
                                                  ----------------------------------------  --------------------------
                                                       A/R          REFUND     COLLATERAL    PAYROLL       CUSTOMER
                                                   1840422354     1850553791   1851359800    2912149      9419400055
-----------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                 $    (23,431)   $  (38,406)   $     292   $  (6,251)   $ 29,618,513  $ 35,256,085
                                                  =================================================================================
Bank Balance                                                 -             -          292      48,669      29,618,245    33,022,195
                                                  ---------------------------------------------------------------------------------
Plus: Deposits in Transit - Booked Not Banked                -             -            -           -               -     3,690,038
                                                  ---------------------------------------------------------------------------------
Less: Outstanding Checks/Wire Transfers                (24,143)      (40,680)           -      (55,578)             -    (1,127,130)
                                                  ---------------------------------------------------------------------------------
Less: Outstanding Internal Transfers                       240           792            -           -               -      (334,341)
                                                  ---------------------------------------------------------------------------------
Less: Deposits in Transit - Banked not Booked                -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Misposted Entries                                            -             -            -           -               -             0
                                                  ---------------------------------------------------------------------------------
Checks issued not on Books                                   -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Interest Income not on Books                                 -             -            -           -             782           782
                                                  ---------------------------------------------------------------------------------
Return of Direct Deposit Funds not on Books                  -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Checks Cleared not O/S on Books                              -           299            -           -               -           299
                                                  ---------------------------------------------------------------------------------
Overdraft Charges not on Books                               -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Returned Items                                               -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Interest Expense not on Books                                -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Bank Fees/Debits not on Books                                -           104            -         670               -           966
                                                  ---------------------------------------------------------------------------------
Misc Deposit/Credit not on Books                             -           (25)           -           -               -           (25)
                                                  ---------------------------------------------------------------------------------
Bankcard Fees not on Books                                   -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Bankcard Debits on Books not Bank                            -             -            -           -               -             -
                                                  ---------------------------------------------------------------------------------
Misc variance                                              472         1,104            -         (12)           (513)        3,301
                                                  ---------------------------------------------------------------------------------
                                                                                                                                  -
                                                  ---------------------------------------------------------------------------------
Adjusted Bank Balance                             $    (23,431)   $  (38,406)   $     292   $  (6,251)   $ 29,618,513  $ 35,256,085
-----------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                                              Cumulative
                                                                                            Filing to date
                                                                                October         Totals
                                                                                -------         ------
Net Sales                                                                      $       -     $  155,128

Cost of Goods Sold                                                                     -       (110,796)
                                                                               ---------     ----------
Gross Profit                                                                           -         44,332

Operating Expenses                                                                (1,544)       (73,349)
                                                                               ---------     ----------
Operating Income / (Loss)                                                         (1,544)       (29,017)

Interest Income / (Expense), net                                                      18         (2,283)

Other Income / (Expense)                                                          (6,870)       (50,413)
                                                                               ---------     ----------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                             (8,396)       (81,713)

Reorganization / Liquidation Expenses - (incl. Professional Fees)                  6,794         (6,793)

Income Taxes - Benefit / (Expense)                                                     -            521
                                                                               ---------     ----------
                                                                               ------------------------
Net Income / (Loss)                                                            $  (1,602)    $  (87,985)
                                                                               ========================



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                                BALANCE SHEET **
                             (dollars in thousands)



                             ASSETS
                             ------
CURRENT ASSETS:
---------------
CASH AND CASH EQUIVALENTS                                       $ 35,260
ACCOUNTS RECEIVABLE, NET                                               0
DUE FROM VENDORS                                                   4,062
INTERCOMPANY RECEIVABLE                                                0
INVENTORIES                                                            0
DEFERRED FINANCING                                                     0
OTHER PREPAIDS                                                     1,035
REFUNDABLE TAXES                                                     728
                                                                --------
                                                  SUBTOTAL        41,085

TOTAL P, P & E:                                                   31,272
LESS: ACCUMULATED DEPR.                                          (19,935)
                                                                --------
                          PROPERTY, PLANT & EQUIPMENT, NET        11,337

OTHER ASSETS:
-------------
LIFE INSURANCE - CSV                                                 228
EQUITY IN SUBS                                                     2,100
PREPAID PENSION                                                        0
OTHER                                                              1,715
                                                                --------
                                                  SUBTOTAL         4,043
                                                                --------
TOTAL ASSETS                                                    $ 56,465
                                                                ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                                BALANCE SHEET **
                             (dollars in thousands)

       LIABILITIES & STOCKHOLDERS' EQUITY
       ----------------------------------
              CURRENT LIABILITIES
              -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                               $        -
AMOUNTS DUE TO INSIDERS                                 0
ACCRUED PAYROLL                                        96
ACCRUED PROPERTY TAXES                              2,136
ACCRUED PAYROLL TAXES                                   0
ACCRUED STATE INCOME TAXES                            426
ACCRUED SALES & USE TAXES                               0
ACCRUED INTEREST                                        0
ACCRUED PROFESSIONAL FEES                           1,551
ACCRUED RENT/LEASE                                    280
RESTRUCTURING / STORE CLOSING RESERVE               7,709
ACCRUED MEDICAL / HOSPITAL                          2,242
ACCRUED CUSTOMER GIFT CARD BALANCES                 1,879
ACCRUED WORKERS COMPENSATION                          406
ACCRUED OTHER                                       1,194
                                                ---------
                                      SUBTOTAL     17,919

OTHER POST-PETITION LIABILITIES:
--------------------------------
INTERCOMPANY LIABILITIES                           68,579
OTHER LIABILITIES                                       0
                                                ---------
                                      SUBTOTAL     68,579
                                                ---------
TOTAL CURRENT POST-PETITION LIABILITIES            86,498

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                   40,533
ACCRUED GOM CAPITAL LEASE OBLIGATION                    0
ACCRUED VACATION                                      575
ACCRUED WORKERS COMPENSATION                        2,216
ACCRUED INTEREST                                    1,079
ACCRUED PROPERTY TAXES                              1,360
OFFICER'S DEFERRED COMPENSATION                       415
MORTGAGES                                               0
DEBENTURES                                         24,376
OTHER LIABILITIES                                     731
                                                ---------
                                      SUBTOTAL     71,285
                                                ---------
TOTAL LIABILITIES                                 157,783

STOCKHOLDERS' EQUITY:
---------------------
COMMON STOCK                                        5,975
PAID IN SURPLUS                                     7,201
TREASURY STOCK                                       (399)
RETAINED EARNINGS, BEGINNING                      (26,110)
CURRENT PERIOD EARNINGS                           (87,985)
                                                ---------
                                      SUBTOTAL   (101,318)
                                                ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $  56,465
                                                =========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                         SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

====================================================================================================================================
                                             AMOUNT WITHHELD
                            BEGINNING TAX          OR           AMOUNT PAID         DATE PAID     CHECK NO. OR EFT      ENDING TAX
                              LIABILITY          ACCRUED                                                                 LIABILITY
====================================================================================================================================
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                 $    (5,859)      $   273,666       $   273,666       SEE SUMMARY SCHEDULE C               $    (5,859)
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                   2,260            78,913            78,913       SEE SUMMARY SCHEDULE C                     2,260
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                   3,317            75,987            78,913       SEE SUMMARY SCHEDULE C                       391
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                     11,643                29            11,628       SEE SUMMARY SCHEDULE C                        44
------------------------------------------------------------------------------------------------------------------------------------
Income                                -                 -                 -                                                      -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                -                 -                 -                                                      -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES           11,361           428,595           443,120                                                 (3,164)
====================================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                      21,239            45,533            64,878       SEE SUMMARY SCHEDULE D                     1,894
------------------------------------------------------------------------------------------------------------------------------------
Sales & Use                     165,000           (57,222)          107,778       SEE SUMMARY SCHEDULE D                         -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                     47,829               108            47,614       SEE SUMMARY SCHEDULE D                       323
------------------------------------------------------------------------------------------------------------------------------------
Real Property                 1,933,346          (726,022)                -                                              1,207,324
------------------------------------------------------------------------------------------------------------------------------------
Personal Property             1,045,279              (643)          116,067       SEE SUMMARY SCHEDULE D                   928,569
------------------------------------------------------------------------------------------------------------------------------------
Income                          456,141                 -            30,000       SEE SUMMARY SCHEDULE D                   426,141
------------------------------------------------------------------------------------------------------------------------------------
Other:                                -                 -                 -                                                      -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL      3,668,834          (738,246)          366,336                                              2,564,252
====================================================================================================================================
TOTAL TAXES PAYABLE         $ 3,680,195       $  (309,651)      $   809,457                                            $ 2,561,087
====================================================================================================================================
REFUNDABLE TAXES            $  (721,908)           (6,329)                                                             $  (728,237)
====================================================================================================================================



                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

================================================================================================================================
                                                                NUMBER OF DAYS PAST DUE
                                                          ------------------------------------
                                           CURRENT         0 - 30        31 - 60        61 +         DISCOUNTS         TOTAL
================================================================================================================================
Accounts Payable - Merchandise         $            -     $      -       $    -       $      -        $      -                 -
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Non-Merchandise                  -            -            -              -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                             -            -            -              -                                 -
--------------------------------------------------------------------------------------------------------------------------------
Accrued Payroll                                96,000            -            -              -                            96,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Taxes                               2,562,000            -            -              -                         2,562,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Interest                                    -            -            -              -                                 -
--------------------------------------------------------------------------------------------------------------------------------
Accrued Professional Fees                   1,551,000            -            -              -                         1,551,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Rent / Leases                         280,000            -            -              -                           280,000
--------------------------------------------------------------------------------------------------------------------------------
Restructuring / Store Closing Reserve       7,709,000            -            -              -                         7,709,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Medical / Hospital                  2,242,000            -            -              -                         2,242,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Customer Gift Card Balances         1,879,000            -            -              -                         1,879,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Workers Compensation                  406,000            -            -              -                           406,000
--------------------------------------------------------------------------------------------------------------------------------
Accrued Other                               1,194,000            -            -              -                         1,194,000
--------------------------------------------------------------------------------------------------------------------------------
Other (excluding Interco. payable)                  -            -            -              -                                 -
================================================================================================================================
TOTAL POSTPETITION DEBTS               $   17,919,000     $      -       $    -       $      -        $      -      $ 17,919,000
================================================================================================================================


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS         AMOUNT     CHECK/EFT NO.      DATE      ADD'L COMMENTS
  941 Deposit                                                          $  174,902     91330547       10/07/02
  941 Deposit                                                              15,021     91986084       10/15/02
  941 Deposit                                                              98,149     92890831       10/21/02
  941 Deposit                                                               4,810     93508519       10/28/02
  941 Deposit                                                             138,610     94379726       11/01/02
                                                                       ----------
                                                                       $  431,492
                                                                       ----------
UNEMPLOYMENT - LISTING OF PAYMENTS
  940 Deposit - FUTA                                                   $   11,628     93508084       10/25/02
                                                                       ----------
                                                                       $   11,628
                                                                       ----------

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS                      AMOUNT          CHECK/EFT NO.         DATE      ADD'L COMMENTS
   Michigan - Employee State Withholding                             $ 16,463         2770063792         10/07/02
   Michigan - Employee State Withholding                                  722         2840068998         10/15/02
   Michigan - Employee State Withholding                               11,024         2910074948         10/21/02
   Michigan - Employee State Withholding                                  537         2980076557         10/28/02
   Michigan - Employee State Withholding                               12,941         3040078635         11/01/02
   Ohio - Employee State Withholding                                       23              76361         10/22/02
   Ohio - Employee State Withholding                                        5                  0         10/29/02
   Indiana - Employee City/State Withholding                           19,037              46139         10/18/02
   Indiana - Employee City/State Withholding                            1,103              17761         11/01/02
   Kentucky - Employee State Withholding                                  534            1025043         10/11/02
   Kentucky - Employee State Withholding                                  423            1026068         10/30/02
   Kansas - Employee State Withholding                                    575            1025042         10/11/02
   Kansas - Employee State Withholding                                    267            1026066         10/30/02
   Jackson, Michigan - Employee Local Withholding                         786            1026064         10/30/02
   Grand Rapids, Michigan - Employee Local Withholding                     76            1026059         10/30/02
   Columbus, Ohio - Employee Local Withholding                             16            1026051         10/30/02
   Louisville, Kentucky - Employee Local Withholding                      345            1026085         10/30/02
                                                                     --------
                                                                     $ 64,878
                                                                     --------
UNEMPLOYMENT - LISTING OF PAYMENTS
   SUTA:
   MI                                                                $ 37,103            1025053         10/11/02
   IN                                                                     121            1025034         10/11/02
   KY                                                                   1,667            1025044         10/11/02
   KS                                                                   2,316            1025040         10/11/02
   FL                                                                   6,407               1743         10/18/02
                                                                     --------
                                                                     $ 47,614
                                                                     --------

SALES & USE TAX - LISTING OF PAYMENTS
   Indiana                                                           $107,778              89691         10/21/02
                                                                     --------
                                                                     $107,778
                                                                     --------
STATE INCOME TAXES

   Indiana                                                           $ 30,000              78058         10/18/02
                                                                     --------
                                                                     $ 30,000
                                                                     --------
REAL ESTATE TAXES
   Collier County                                                    $ 20,318            1025691         10/24/02
   Lee County                                                          13,389            1025697         10/24/02
   City of Jacksonville                                                22,420            1025698         10/24/02
   Palm Beach County                                                   34,641            1025700         10/24/02
   Sarasota County                                                     17,612            1025702         10/24/02
   Seminole County                                                      7,687            1025703         10/24/02
                                                                     --------
                                                                     $116,067
                                                                     --------

   JACOBSON STORES, INC.
   SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #             VENDOR NAME                       CURRENT       1-30         31-60          61+         DISCOUNTS      TOTAL
--------             -----------                       -------       ----         -----          ---         ---------      -----
                                              --------------------------------------------------------------------------------------
                                      TOTALS               -          -             -             -               -           -
                                              ======================================================================================

   JACOBSON STORES INC.
   SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE

VENDOR #             VENDOR NAME                       CURRENT       1-30         31-60          61+         DISCOUNTS      TOTAL
--------             -----------                       -------       ----         -----          ---         ---------      -----
                                              --------------------------------------------------------------------------------------
                                      TOTALS               -          -             -             -               -           -
                                              ======================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                               INSURANCE SUMMARY


                                                                 PREMIUMS
                                                   POLICY      PAID THROUGH
POLICY TYPE           INSURER/POLICY NO.           PERIOD        EXP. DATE  DEDUCTIBLE              LIMITS
------------------------------------------------------------------------------------------------------------------------------------
General Liability    St. Paul Insurance Co.   08/01/02-07/31/03    Yes      $0                    $2,000,000. General Aggregate
                     CK02102387                                                                   $2,000,000 Products Aggregate
                                                                                                  $1,000,000 Each Occurrence
                                                                                                  $1,000,000 Personal & Adv. injury


Automobile           St. Paul Insurance Co.   08/01/02-07/31/03    Yes      None                  $1,000,000 Liability / UM-UIM
                     CK02102387                                             $500 Comprehensive    Physical Damage
                                                                            $2,500 Collision      Physical Damage


                                                                            $500/$2500/veh./max.  $1,000,000 Garagekeepers Liability
                                                                            per loss
                                                                            $2,000 Collision

Workers Comp. - MI   St. Paul Insurance Co.   11/4/02 - 5/4/03      No                            $1,000,000 Bodily Injury by
                     WVA2102876                                                                   Accident
                                                                                                  $1,000,000 Bodily Injury by
                                                                                                  Disease

Umbrella Liability   St. Paul Insurance Co.   08/01/02-07/31/03    Yes                            $10,000,000 Each Occurrence
                     CK02102387                                                                   $10,000,000 Prod. Aggregate
                                                                                                  $10,000,000 Aggregate

Property/Boiler      Crum & Forster ($10      06/01/02-05/31/03    Yes      $250,000/occurrence   $100,000,000 Each Occurrence
                     mil. primary) ACE                          (financed   $500,000/occ. flood
                     ($90 mil. excess)                              by      zones A-V
                     Hartford Steam Boiler                      Cananwill)  2% TIV critical wind
                     (B & M) C X D3 530874-A                                $50,000/occ. boiler
                                                                            & mach.

Ocean Marine         American Home Assur.     06/01/99-05/31/03    Yes                            $2,000,000 Goods on any 1 vessel
                     87116 C                                                                      $2,000,000 Goods shipped on deck/
                                                                                                  any 1 vessel
                                                                                                  $2,000,000 Goods shipped any 1
                                                                                                  aircraft
                                                                                                  $2,000,000 Goods while at rest
                                                                                                  $ 25,000 Goods in any one pkg. by
                                                                                                  mail

Directors & Officers Chubb                    06/01/02-05/31/03    Yes      $500,000              $10,000,000 each claim/aggregate
                     8142-40-25                                             securities claims
                     Royal (prior year 12 mos.                              $100,000              Prior-year Excess run-off:
                     run-out)
                     PSF000439                                              non-securities claims $5,000,000 each claim/aggregate

Fiduciary Liability  Chubb                    01/20/00-06/01/03    Yes      $10,000               $5,000,000 each claim/aggregate
                     81597020

NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                         MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month



Submit copy of report to any official committee appointed in the case.


-----------------------------------------------------------------------------------------------
                                                                         DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.       ATTACHED    ATTACHED
-----------------------------------------------------------------------------------------------
Debtor Affirmations                                       MOR - 1           Yes
-----------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements               MOR - 2           Yes
-----------------------------------------------------------------------------------------------
Bank Account Reconciliations                              MOR - 2(CON'T)    Yes
-----------------------------------------------------------------------------------------------
Statement of Operations                                   MOR - 3           Yes
-----------------------------------------------------------------------------------------------
Balance Sheet                                             MOR - 4           Yes
-----------------------------------------------------------------------------------------------
Status of Postpetition Taxes                              MOR - 5           N/A
-----------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                      MOR - 5           N/A
-----------------------------------------------------------------------------------------------
Listing of aged accounts payable                          MOR - 5           N/A
-----------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies               MOR - 6           N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   12/5/2002
---------------------------------------------                      ------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                   Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                TRUE           FALSE
-------------------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X
-------------------------------------------------------------------------------------------------------
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X
-------------------------------------------------------------------------------------------------------
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                 X
Additional Explanation (if necessary):
-------------------------------------------------------------------------------------------------------

Additional Explanation (if necessary):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------------------
Debtor in Possession




/s/ Paul W. Gilbert                                                   12/5/2002
---------------------------------------------                      ------------
Signature of Authorized Individual                                 Date




Paul W. Gilbert                                                   Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                       Case No.02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

------------------------------------------------------------------------------------------------------------------------------------
                                                                BANK ACCOUNTS                            CURRENT     CUMULATIVE
                                             COMERICA        COMERICA     NAT'L CITY    COMERICA          MONTH    FILING TO DATE
                                            1840421992      1840433591     023065398    1851584167        ACTUAL        ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                   $ 47,792.68    $ 16,038.52     $2,317.20    $        -     $ 66,148.40   $104,726.13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                           464,981.17              -             -             -         464,981       902,760
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                                       -              -             -         25.97              26            26
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                         -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                 -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATORS                                           -              -             -     34,754.47          34,754        34,754
------------------------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                           -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                              -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                    698.64      53,074.33             -             -          53,773       260,930
------------------------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RECEIPTS                            $465,679.81    $ 53,074.33     $       -    $34,780.44     $   553,535   $ 1,198,471
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                           400,000.00      59,332.05             -             -         459,332       644,332
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                     -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
PAYROLL                                               -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN PAYMENTS                      44,216.30              -             -             -          44,216       395,077
------------------------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                       -       9,780.80             -             -           9,781       104,856
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                         -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                  -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                      -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                        -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
BANK FEES                                             -              -          5.68             -               6            84
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                          -                            -             -               -         2,500
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                         -              -             -             -               -             -
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAXES                                -                            -             -               -        50,000
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISBURSEMENTS                       $444,216.30    $ 69,112.85     $    5.68    $        -         513,335     1,196,849
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                               $ 21,463.51    $(16,038.52     $   (5.68)   $34,780.44     $ 40,199.75   $  1,622.02
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                         $ 69,256.19    $         -     $2,311.52    $34,780.44     $106,348.15   $106,348.15
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                  $513,334.83
------------------------------------------------------------------------------------------------------------------------------------
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                    459,332.05
------------------------------------------------------------------------------------------------------------------------------------
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      $ 54,002.78
------------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                  Hon. David T. Stosberg
                          Reporting Period: October 6, 2002 to November 2, 2002

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                       BANK ACCOUNTS
                                                   COMERICA        COMERICA      NAT'L CITY       COMERICA
                                                  1840421992      1840433591      023065398      1851584167        TOTAL
---------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                                 $         -     $        -     $  2,317.20    $          -    $  2,317.20
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Bank Balance                                        69,256.19              -        2,311.52       34,780.44     106,348.15
---------------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit - Booked not Banked               -              -               -               -              -
---------------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks/Wire Transfers                     -                              -               -              -
---------------------------------------------------------------------------------------------------------------------------
Other                                                       -                           5.68               -           5.68
---------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                             $ 69,256.19     $        -     $  2,317.20    $  34,780.44    $106,353.83
---------------------------------------------------------------------------------------------------------------------------




OTHER



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                  Hon. David T. Stosberg
                          Reporting Period: October 6, 2002 to November 2, 2002

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                               Cumulative
                                                             Filing to date
                                                 October         Totals
                                                 -------     --------------
Rental Income                                   $      -        $  3,389

Interest Expense                                    (144)         (1,519)

Depreciation                                           -          (1,063)

Taxes, Other than Income                              (4)            (41)

Other Income / (Expense)                          15,530          26,277
                                                --------        --------
Net Income / (Loss) b/4 Income Taxes              15,382          27,043

Income Taxes - Benefit / (Expense)                     -               -
                                                --------        --------
                                               -------------------------
Net Income / (Loss)                             $ 15,382        $ 27,043
                                               =========================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                  Hon. David T. Stosberg
                          Reporting Period: October 6, 2002 to November 2, 2002



                                 BALANCE SHEET**
                             (dollars in thousands)


                                     ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                            $     106
ACCOUNTS RECEIVABLE, NET                                                   167
DUE FROM VENDORS                                                             0
INTERCOMPANY RECEIVABLE                                                 60,055
INVENTORIES                                                                  0
DEFERRED FINANCING                                                           0
OTHER PREPAIDS                                                               0
REFUNDABLE TAXES                                                             0
                                                                     ---------
TOTAL CURRENT ASSETS                                                    60,328
                                                                     ---------
TOTAL P, P & E:                                                         29,606
LESS: ACCUMULATED DEPR.                                                (20,605)
                                                                     ---------
                         PROPERTY, PLANT & EQUIPMENT, NET                9,001

OTHER ASSETS:
NET GOODWILL                                                                 0
LIFE INSURANCE - CSV                                                         0
PREPAID PENSION                                                              0
OTHER                                                                        0
                                                                     ---------
TOTAL OTHER ASSETS                                                           -
                                                                     ---------
TOTAL ASSETS                                                         $  69,329
                                                                     =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                  Hon. David T. Stosberg
                          Reporting Period: October 6, 2002 to November 2, 2002

                                BALANCE SHEET**
                             (dollars in thousands)


                LIABILITIES & STOCKHOLDERS' EQUITY
                       CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                             $        -
AMOUNTS DUE TO INSIDERS                                               0
ACCRUED PAYROLL                                                       0
ACCRUED PROPERTY TAXES                                                0
ACCRUED PAYROLL TAXES                                                 0
ACCRUED STATE INCOME TAXES                                            0
ACCRUED SALES & USE TAXES                                             0
ACCRUED INTEREST                                                      0
ACCRUED PROFESSIONAL FEES                                             0
ACCRUED RENT/LEASE                                                    0
ACCRUED OTHER                                                       865
                                                             ----------
                                                  SUBTOTAL          865

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                              0
INTERCOMPANY LIABILITIES                                              0
RESTRUCTURING RESERVE                                                 0
DEFERRED RENT                                                         0
BANK FLOAT / OVERDRAFTS                                               0
OTHER LIABILITIES                                                     0

                                                             ----------
                                                  SUBTOTAL            0
                                                             ----------

TOTAL CURRENT POST-PETITION LIABILITIES                             865

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                      0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                  0
ACCRUED VACATION                                                      0
ACCRUED WORKERS COMPENSATION                                          0
ACCRUED INTEREST                                                      0
ACCRUED PROPERTY TAXES                                                0
OFFICER'S DEFERRED COMPENSATION                                       0
MORTGAGES                                                        16,689
DEBENTURES                                                            0
OTHER LIABILITIES                                                     0
                                                             ----------
                                                  SUBTOTAL       16,689
                                                             ----------

TOTAL LIABILITIES                                                17,554

STOCKHOLDERS' EQUITY
COMMON STOCK                                                        400
PAID IN SURPLUS                                                       0
TREASURY STOCK                                                        0
RETAINED EARNINGS, BEGINNING                                     24,332
CURRENT PERIOD EARNINGS                                          27,043
                                                             ----------
                                                  SUBTOTAL       51,775
                                                             ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                     $   69,329
                                                             ==========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                         MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                          DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.                        ATTACHED    ATTACHED
===================================================================================================================
Debtor Affirmations                                       MOR - 1                         Yes
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements               MOR - 2                         Yes
-------------------------------------------------------------------------------------------------------------------
Bank Account Reconciliations                              MOR - 2 (CON'T)                 Yes
-------------------------------------------------------------------------------------------------------------------
Statement of Operations                                   MOR - 3                         Yes
-------------------------------------------------------------------------------------------------------------------
Balance Sheet                                             MOR - 4                         Yes
-------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                              MOR - 5                         N/A
-------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                      MOR - 5                         N/A
-------------------------------------------------------------------------------------------------------------------
Listing of aged accounts payable                          MOR - 5                         N/A
-------------------------------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies               MOR - 6                         N/A
-------------------------------------------------------------------------------------------------------------------

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    12/5/2002
----------------------------------------------                         ---------
Signature of Authorized Individual                                       Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                               DEBTOR AFFIRMATION

==========================================================================================================
AS DEBTOR IN POSSESSION, I AFFIRM:                                                TRUE           FALSE
==========================================================================================================
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
----------------------------------------------------------------------------------------------------------
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
----------------------------------------------------------------------------------------------------------
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X
----------------------------------------------------------------------------------------------------------

Additional Explanation (if necessary):



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
----------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                           12/5/2002
----------------------------------------------------          ---------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                 Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

----------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS               CURRENT      CUMULATIVE
                                         COMERICA                                      MONTH      FILING TO DATE
                                        1840421752                                     ACTUAL          ACTUAL
----------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH               $    84       $   -      $   -      $   -       $  84          $   84
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                            -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                               -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.          -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                 -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                         -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM
LIQUIDATORS                                   -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                   -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                      -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                 -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                        -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                        -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
  TOTAL RECEIPTS                        $     -       $   -      $   -      $   -        $  -          $    -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                            -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS             -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
PAYROLL                                       -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS             -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                               -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                 -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE          -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                              -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
BANK FEES                                     -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                  -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                 -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
                                              -           -          -          -           -               -
----------------------------------------------------------------------------------------------------------------------
  TOTAL DISBURSEMENTS                   $     -        $  -      $   -      $   -           -               -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                           $     -        $  -      $   -      $   -       $   -          $    -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                     $    84        $  -      $   -      $   -       $  84          $   84
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                   $    -
----------------------------------------------------------------------------------------------------------------------
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                        -
----------------------------------------------------------------------------------------------------------------------
   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                      -
----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                       $    -
----------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                              BANK RECONCILIATION

JACOBSON CREDIT CORP.

---------------------------------------------------------------------------------------------------------------------
                                                                        BANK ACCOUNTS
                                            COMERICA                                                        TOTAL
                                           1840421752
---------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                       $            -         $     -         $       -    $      -      $       -
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bank Balance                                        84               -                 -           -             84
---------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit                            -               -                 -           -              -
---------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks                             -               -                 -           -              -
---------------------------------------------------------------------------------------------------------------------
Other                                                -               -                 -           -              -
---------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $           84         $     -         $       -    $      -      $      84
---------------------------------------------------------------------------------------------------------------------

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                                               Cumulative
                                                                                             Filing to date
                                                                        October                 Totals
                                                                        -------                 ------
Net Sales                                                            $         -              $         -

Cost of Goods Sold                                                             -                        -
                                                                     -----------              -----------

Gross Profit                                                                   -                        -

Operating Expenses                                                             -                        -
                                                                     -----------              -----------

Operating Income / (Loss)                                                      -                        -

Interest Expense                                                               -                        -

Other Income                                                                   -                        -
                                                                     -----------              -----------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                          -                        -

Reorganization Expenses - (incl. Professional Fees)                            -                        -

Income Taxes - Benefit / (Expense)                                             -                        -
                                                                     -----------              -----------
                                                                     ------------------------------------
Net Income / (Loss)                                                  $         -              $         -
                                                                     ====================================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                                 BALANCE SHEET**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                               ASSETS
                               ------

CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                      $          -
ACCOUNTS RECEIVABLE, NET                                                  0
DUE FROM VENDORS                                                          0
INTERCOMPANY RECEIVABLE                                               8,524
INVENTORIES                                                               0
DEFERRED FINANCING                                                        0
OTHER PREPAIDS                                                            0
REFUNDABLE TAXES                                                          0
                                                               ------------
TOTAL CURRENT ASSETS                                                  8,524

TOTAL P, P & E:                                                           0
LESS: ACCUMULATED DEPR.                                                   0
                                                               ------------
                PROPERTY, PLANT & EQUIPMENT, NET                          -

OTHER ASSETS:
-------------
NET GOODWILL                                                              0
LIFE INSURANCE - CSV                                                      0
PREPAID PENSION                                                           0
OTHER                                                                     0
                                                               ------------
TOTAL OTHER ASSETS                                                        -
                                                               ------------
TOTAL ASSETS                                                   $      8,524
                                                               ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 6, 2002 to November 2, 2002

                                 BALANCE SHEET**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


                        LIABILITIES & STOCKHOLDERS' EQUITY
                        ----------------------------------
                                CURRENT LIABILITIES
                                -------------------

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                               $          -
AMOUNTS DUE TO INSIDERS                                                                   0
ACCRUED PAYROLL                                                                           0
ACCRUED PROPERTY TAXES                                                                    0
ACCRUED PAYROLL TAXES                                                                     0
ACCRUED STATE INCOME TAXES                                                                0
ACCRUED SALES & USE TAXES                                                                 0
ACCRUED INTEREST                                                                          0
ACCRUED PROFESSIONAL FEES                                                                 0
ACCRUED RENT/LEASE                                                                        0
ACCRUED OTHER                                                                             0
                                                                               ------------
                SUBTOTAL                                                                  0

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                                  0
INTERCOMPANY LIABILITIES                                                                  0
RESTRUCTURING RESERVE                                                                     0
DEFERRED RENT                                                                             0
BANK FLOAT / OVERDRAFTS                                                                   0
OTHER LIABILITIES                                                                         0
                                                                               ------------
                SUBTOTAL                                                                  0
                                                                               ------------
TOTAL CURRENT POST-PETITION LIABILITIES                                                   0

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                                          0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                      0
ACCRUED VACATION                                                                          0
ACCRUED WORKERS COMPENSATION                                                              0
ACCRUED INTEREST                                                                          0
ACCRUED PROPERTY TAXES                                                                    0
OFFICER'S DEFERRED COMPENSATION                                                           0
MORTGAGES                                                                                 0
DEBENTURES                                                                                0
OTHER LIABILITIES                                                                         0
                                                                               ------------
                SUBTOTAL                                                                  0
                                                                               ------------

TOTAL LIABILITIES                                                                         -

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                                          1,700
PAID IN SURPLUS                                                                           0
TREASURY STOCK                                                                            0
RETAINED EARNINGS, BEGINNING                                                          6,824
CURRENT PERIOD EARNINGS                                                                   0
                                                                               ------------
                SUBTOTAL                                                              8,524
                                                                               ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                       $      8,524
                                                                               ============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).